EXHIBIT 99.3

                                                   ALTIRIS / PREVIO CONFIDENTIAL


                               SERVICES AGREEMENT

         This Services Agreement (the "AGREEMENT") is dated June 24, 2002 (the "EFFECTIVE DATE") and is by and between the following Parties:

                           Previo:          Previo, Inc.
                                            12636 High Bluff Drive, Suite 400
                                            San Diego, CA 92130
                                            U.S.A.
                                            Tel:     (858) 794-3789
                                            Fax:     (858) 794-4572

                           Altiris:         Altiris, Inc.
                                            588 West 400 South
                                            Lindon, UT 84042
                                            U.S.A.
                                            Tel:     (801) 805-2400
                                            Fax:     (801) 805-2589

The Parties hereby agree as follows:

1.       DEFINITIONS

         1.1 "CONFIDENTIAL INFORMATION" has the meaning set forth in Section
7.2.

         1.2 "CONTRACT PROPERTY" means those deliverables developed for Altiris under this Agreement (excluding the Licensed Software, which may be incorporated or embodied in such deliverables). Contract Property may include, without limitation, software, documentation, manuals, packaging, and other works of authorship.

         1.3 "DEVELOPMENT SCHEDULE" means the development schedule for the Contract Property requested or agreed upon in writing by Altiris from time to time.

         1.4 "EFFECTIVE DATE" means the date first above written.

         1.5 "PREVIO EMPLOYEES" has the meaning set forth in Section 3.8.

         1.6 "SERVICES" means, collectively, all Development Services (as defined in Section 2.1), Support Services (as defined in Section 4) and any other services requested or agreed upon by Altiris from time to time.

         1.7 "SERVICE FEES" has the meaning set forth in Section 5.1.

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         1.8 "LICENSED SOFTWARE" means (a) the software programs owned by Previo and licensed to Altiris under the terms of that certain Software License Agreement entered into by and between Previo and Altiris and dated as of the Effective Date (the "SOFTWARE LICENSE AGREEMENT"), and (b) any other software, technology, methodologies and other materials developed by Previo or its subsidiary for parties other than Altiris. The Licensed Software described in
(a) above is listed on EXHIBIT A attached hereto.

         1.9 "SPECIFICATIONS" mean the features, compatibility, functionality, performance, descriptions, requirements and other specifications for Contract Property as requested or agreed upon in writing by Altiris from time to time.

2.       DEVELOPMENT

         2.1 DEVELOPMENT SERVICES. Previo agrees to develop and deliver Contract Property to Altiris that conforms in all material respects to the applicable Specifications and in accordance with the applicable Development Schedule (collectively, the "DEVELOPMENT SERVICES"). The Parties shall reasonably cooperate with each other towards the successful and timely completion of the development and delivery of Contract Property meeting the requirements of Altiris.

         2.2 PROGRESS REPORTS. Previo shall provide written progress reports to Altiris when reasonably requested by Altiris describing the status and progress of the development of the Contract Property.

         2.3 DELIVERY, TESTING AND CORRECTION. When Previo has completed a deliverable, Previo will deliver the deliverable to Altiris for review and/or testing. If Altiris reasonably determines that such deliverable does not conform in all material respects with applicable Specifications or contains programming errors or bugs, Altiris shall so notify Previo in writing (including via e-mail). Such notice by Altiris shall specify in reasonable detail the non-conformities and the requirements for acceptance. Previo agrees to correct any such non-conformities as soon as reasonably possible, after which Previo will re-deliver the corrected deliverable to Altiris. Review, testing and correction will be repeated until all discovered non-conformities have been corrected to Altiris' reasonable satisfaction. When review and testing by Altiris show that all corrections have been made, that the deliverable conforms in all material respects to the applicable Specifications, and that the deliverable is reasonably satisfactory to Altiris, Altiris will accept the software.

3.       OWNERSHIP AND LICENSE RIGHTS

         3.1 LICENSED SOFTWARE. Except as expressly set forth in the Software License Agreement, Previo retains all rights, title and interest, including without limitation all intellectual property rights, in and to the Licensed Software.

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         3.2 CONTRACT PROPERTY. Altiris shall own all Contract Property (including all computer programs, documentation, code drops, designs, technology and system snapshots) and all copyrights, trade secrets, patent rights and other intellectual property in and to the Contract Property. The Contract Property shall be a "work made for hire" to the extent possible under applicable copyright law. Previo agrees to assign, and hereby assigns, to Altiris ownership of the Contract Property and the copyrights, trade secrets, patent rights and other intellectual property in and to the Contract Property. As the owner of the Contract Property, Altiris may use, license, distribute, sell, copy, make, and otherwise commercialize and exploit the Contract Property and create modifications and enhancements thereto and derivative works based thereon, and authorize or license others to do so, and exercise any and all other rights and attributes associated with ownership, all without any obligation to account to Previo. Nothing in this Agreement, or in the course of dealing between the Parties, shall be construed to assign or transfer ownership of any of Altiris' intellectual property to Previo or to any other party.

         3.3 RESIDUALS. Previo and its subsidiary may freely use "residuals" from the Contract Property, PROVIDED that Previo shall at all times maintain the confidentiality of Altiris' Confidential Information as required under Section 7 below. As used in this Section 3.3, the term "residuals" means the Contract Property in non-tangible form (i.e., not in written or other documentary form, including tape or disk) which may be retained in the memory of Previo Employees (as defined in Section 3.8) who have had access to the Contract Property pursuant to this Agreement, including know-how, techniques and methods contained therein, PROVIDED that such "residuals" shall not include Contract Property committed to memory by Previo Employees for the purpose of copying the Contract Property or otherwise avoiding Previo's obligations set forth in this Agreement.

         3.4 SOURCE CODE AND DEVELOPMENT ENVIRONMENT. Previo shall deliver to Altiris any and all source code, object code, executable code, pseudo code, designs, programming documentation, flow charts, logic diagrams, specifications, and other works of authorship that may be written or created as part of or in connection with the Contract Property or its development and all of the foregoing (excluding the Licensed Software) are deemed part of the Contract Property for the purposes of this Agreement. Previo shall include comments in the source code. The source code comments and organization and the programming documentation given to Altiris shall be in conformance with professional standards of computer programming and shall be sufficient to enable programmers employed by Altiris to maintain and enhance the software. Previo shall also deliver to Altiris the Development Environment for the Contract Property. The "DEVELOPMENT ENVIRONMENT" means the software tools, utilities, development automation software, and other code, materials and items used by Previo's programmers (excluding any Licensed Software) to design, develop, compile, build, test, maintain, and enhance the Contract Property. Anything needed to compile or build the Contract Property (other than commercially available operating systems, compilers, tool kits and products) shall be included in and with the Development Environment. If a component of the Development Environment is commercially available to the public, Previo need only identify the component in a written document included with the Development Environment. The Development Environment and all of Previo's intellectual property and proprietary rights in and to the Development Environment are hereby licensed to Altiris on a royalty-free, paid-up, non-exclusive, unlimited, perpetual, irrevocable, non-terminable, assignable, and worldwide basis for use, copying, distribution, and commercialization by Altiris. Altiris may grant sublicenses to others under this license.

                                                     SERVICES AGREEMENT - PAGE 3

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         3.6 REGISTRATION OF COPYRIGHTS. Altiris may register the copyright(s) to the Contract Property with the U.S. Copyright Office and/or any other applicable government agencies, entities or offices in any and all countries and jurisdictions. Previo shall cooperate in all respects with the reasonable requests of Altiris necessary to facilitate such registration.

         3.7 RECORDATION. Altiris may record this Agreement or, at Altiris' election, a notice and/or description of this Agreement or any assignment herein, with the U.S. Copyright Office and/or any other government agencies, entities or offices in any or all countries and jurisdictions. Previo shall provide any cooperation reasonably requested by Altiris to facilitate such recordation.

         3.8 DEVELOPMENT BY EMPLOYEES. The development of the Contract Property (including all design, coding, content and other contributions to the Contract Property) shall be done only by employees of Previo or a subsidiary of Previo (collectively, "PREVIO EMPLOYEES") (with the exception of contributions by Altiris and its employees and contractors) within the scope of their employment. Previo represents and warrants that it has contracts with all Previo Employees involved in the development of the Contract Property pursuant to which such employees have validly and properly made and will validly and properly make all assignments of copyrights, trade secrets, patent rights and other intellectual property needed for this Agreement. If Previo must engage the services of any independent contractor, Previo shall first obtain Altiris' written approval and a written contract satisfactory to Altiris with the independent contractor. The contract must include an assignment to Altiris of all of the independent contractor's right, interest and title in and to the Contract Property (including copyrights, trade secrets, patent rights and other intellectual property), reasonable non-disclosure and non-use provisions binding on the independent contractor, and such other provisions as Altiris reasonably requests.

         3.9 ENFORCEMENT AND DEFENSE. Previo shall cooperate with all reasonable requests by Altiris in connection with the enforcement or defense of any copyrights or other intellectual property assigned to Altiris, or any litigation, arbitration, mediation or settlement proceedings or meetings relating to the Contract Property or such copyrights or other intellectual property.

         3.10 MORAL RIGHTS. For purposes of this Agreement, "MORAL RIGHTS" shall mean any rights of paternity or integrity, any right to claim authorship of the Contract Property, to object to any distortion, mutilation or other modification of, or other derogatory action in relation to, the Contract Property, whether or not such would be prejudicial to Previo's or the author's honor or reputation, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless whether or not such right is denominated or generally referred to as a "moral" right. Previo hereby irrevocably transfers and assigns to Altiris any and all Moral Rights that Previo or any of the Previo Employees (or independent contractors, if applicable) may have in or to the Contract Property. Previo, on behalf of itself


                                                     SERVICES AGREEMENT - PAGE 4

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

and the Previo Employees, also hereby forever waives and agrees never to assert any and all Moral Rights it or the Previo Employees (and independent contractors, if applicable) may have in or to the Contract Property, at any time. Notwithstanding anything herein to the contrary, this Section 3.10 (a) applies only if and to the extent that it is valid and enforceable under, and not in conflict with, applicable law and applicable international copyright treaties, and (b) shall require no assignment or transfer that is in conflict with applicable law or any applicable international copyright treaties.

         3.11 FURTHER ASSURANCES. Previo shall execute and deliver to Altiris such documents, assignments and further assurances as are reasonably requested by Altiris to better evidence or document any assignment or rights of Altiris under this Agreement or to further or support any of the purposes or provisions of this Agreement.

4.       SUPPORT SERVICES

         Except as otherwise expressly provided in this Agreement (including EXHIBIT B attached hereto), Previo (through its subsidiary) shall be responsible for all customer support, consultation, training, maintenance and enhancement services for the Licensed Software and Contract Property as set forth in EXHIBIT B, as well as any other services that may be reasonably requested by Altiris from time to time (collectively, the "SUPPORT SERVICES"). The Parties agree to work together in good faith in a manner that preserves Previo's subsidiary's ability to continue to perform its support obligations under its existing customer agreements.

5.       COMPENSATION

         5.1 SERVICE FEES. Altiris shall reimburse Previo the fully-burdened cost of providing the Services on and after the Effective Date up to a total amount of $110,000 per month (or the applicable pro rated amount for any partial month) ("SERVICE FEES"). Previo shall notify Altiris in advance if and when Previo believes that the actual costs and expenses of providing the Services in a given month will exceed the $110,000, in which event the Parties will promptly negotiate in good faith an appropriate adjustment in the Service Fees for that month to account for such increase in costs and expenses. Previo shall not increase or decrease the number of employees providing Services as of the Effective Date during the term of this Agreement without the prior written consent of Altiris. In the event the number of employees is increased or decreased, the Parties will promptly negotiate in good faith an appropriate adjustment in the Service Fees to account for the increase or reduction of available personnel.

         5.2 INCIDENTAL EXPENSES. Altiris will pay Previo the total sum of $3,000 per month to cover incidental, out-of-pocket expenses incurred by Previo directly in the performance of the Services on and after the Effective Date. Altiris shall have no other liability or obligation with respect to any expenses incurred by Previo.

                                                     SERVICES AGREEMENT - PAGE 5

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         5.3 INVOICING AND PAYMENT. All Service Fees (and expenses pursuant to
Section 5.2) will be invoiced monthly in arrears and will be payable thirty (30) days from the date of receipt of invoice; PROVIDED, HOWEVER, that within three
(3) days after the Effective Date, Altiris shall deposit $200,000 in a bank account to be designated by Previo which shall be an advance on such Services Fees. Previo or its subsidiary shall have use of this money on an ongoing basis only as necessary to fund expenses incurred by the subsidiary in performing Services on and after the Effective Date, until the aforementioned invoices are paid.

         5.4 COMPLETE COMPENSATION. The payment of Service Fees (as may be adjusted in accordance with Section 5.1) is full and complete compensation to Previo under this Agreement. Altiris has no obligation to pay any royalties or other payments or compensation to Previo, and no obligation to account to Previo, for any use, copying, distribution, licensing, sale, or other commercialization of the Contract Property.

         5.5 TAXES. If any taxes must be withheld from or are applicable to any payment under this Agreement, then such taxes shall be withheld or paid from such payments. Such taxes are the responsibility of Previo. Altiris has no obligation to pay such taxes in addition to the payments required by this Agreement. Previo shall be responsible for any taxes, duties, or other government assessments applicable to the design or development of the Contract Property or its delivery to Altiris. Notwithstanding the foregoing, the Parties acknowledge that each Service Fee payment includes any taxes, duties, or other governmental assessments attributable to the performance of the Services or the design or development of the Contract Property or its delivery to Altiris.

6.       WARRANTIES AND INDEMNIFICATION

         6.1 BY PREVIO

                  (a) AUTHORITY. Previo represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, that Previo has the corporate power and authority to execute, deliver and perform this Agreement, that the execution, delivery and performance of this Agreement has been duly authorized and approved by all corporate action on the part of Previo, and that this Agreement has been duly executed and delivered and is the legal, valid and binding obligation of Previo enforceable against Previo in accordance with its terms.

                  (b) CONTRACT PROPERTY AND SOFTWARE. Previo represents and warrants that the Contract Property will be of merchantable quality suitable for commercialization and will comply in all material respects with all applicable Specifications, warranties and legal requirements, including any license or permit requirements. Without limiting the generality of the foregoing warranty, Previo represents and warrants that (i) any software included in the Contract Property (1) will operate without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century, (2) will not abnormally end or provide invalid or incorrect results as a result of date data, specifically including date data which represents or references different centuries or more than one century, and (3) will be designed to ensure date data


                                                     SERVICES AGREEMENT - PAGE 6

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century; (ii) all date-related interfaces and data fields in the software will include an indication of century; (iii) all date processing by the software included in the Contract Property will include a four-digit year format and will recognize and correctly process dates for leap years; (iv) the software included in the Contract Property will require that all date data (whether received from users, systems, applications or other sources) include an indication of century in each instance; and (v) all date output and results, in any form, in the software included in the Contract Property will include an indication of century in each instance. The term "DATE DATA" shall mean any data, output or input which includes an indication of or reference to date.

                  (c) SELF-HELP CODE. Previo represents and warrants that no copy of the software included in the Contract Property under this Agreement will contain or be accompanied by any Self-Help Code or Unauthorized Code (as defined below). "SELF-HELP CODE" means any back door, time bomb, drop dead device, or other routine, code, algorithm or hardware component designed or used: (i) to disable, erase, alter or harm the software portion of the Contract Property or any computer system, program, database, data, hardware or communications software, automatically with the passage of time, or under the control of, or through some affirmative action by, a person other than Altiris, or (ii) to access any computer system, program, database, data, hardware or communications system of Altiris. "SELF-HELP CODE" does not include any code in the software or any accompanying hardware component designed and used to permit Previo to obtain access to the software portion of the Contract Property on Altiris' computer system (e.g., remote access via modem) solely for purposes of providing maintenance or technical support to Altiris, provided that such code or hardware component is first disclosed to Altiris and approved by Altiris in writing. "UNAUTHORIZED CODE" means any virus, Trojan horse, worm, or other routine, code, algorithm or hardware component designed or used to disable, erase, alter, or otherwise harm any computer system, program, database, data, hardware or communications system, or to consume, use, allocate or disrupt any computer resources. "UNAUTHORIZED CODE" does not include Self-Help Code.

                  (d) INFRINGEMENT. Previo represents and warrants that the Contract Property will be of original development and design and that its reproduction, sale, distribution and use will not infringe, misappropriate or violate any copyright, patent, trade secret or other intellectual property right of a third party or any right of privacy or personality or other right of a third party.

                  (e) SERVICES. Previo represents and warrants that all Services shall be performed in a professional and timely manner by competent personnel qualified for the Services they perform.

         6.2 DISCLAIMERS. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH ABOVE, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE SERVICES OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES OF TITLE OR NON-INFRINGEMENT.

                                                     SERVICES AGREEMENT - PAGE 7

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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         6.3 INDEMNIFICATION. Previo shall indemnify and hold harmless Altiris, its subsidiaries, and their respective successors and assigns, and their respective stockholders, officers, directors, employees, agents and legal representatives (each, an "ALTIRIS INDEMNIFIED PARTY") for the full amount of any and all judgments, settlements, demands, claims, actions or causes of action, assessments, liabilities, losses, damages, interest, fines, penalties, costs and expenses (including, without limitation, reasonable legal, accounting and other costs and expenses) incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification therefor, suffered by an Altiris Indemnified Party as a result of (a) the inaccuracy of any representation or warranty made by Previo in this Agreement or any schedule, certificate or document delivered in connection herewith (it also being understood that Previo's indemnification obligation under the terms and conditions of this Section 6.3 will extend to Altiris' distributors, resellers, VARs, OEMs, dealers, retailers and other product distribution intermediaries in the event of a breach of warranty under Section
6.1 (b), (c) or (d)); or (b) the failure by Previo to perform or comply with any obligation, covenant or agreement of Previo specified in this Agreement; PROVIDED, HOWEVER, that (i) Previo shall have exclusive control of the defense and settlement of any third party claims against an Altiris Indemnified Party; and (ii) Previo shall have no indemnification obligation for any third party infringement claim based on any modification, derivative work or other enhancement to the Contract Property made by or on behalf of Altiris in accordance with specifications supplied by Altiris.

         6.4 SURVIVAL OF TERMS. All representations and warranties set forth in this Agreement will remain in effect through (a) September 30, 2002, or (b) the termination of this Agreement, whichever is later.

7.       PROTECTION OF ALTIRIS

         7.1 SOFTWARE AND SOURCE CODE. Notwithstanding Section 7.2 below or any other provision in this Agreement, Previo shall not disclose or transfer to any third party (a) any Contract Property, including without limitation, any source code or documentation included in the Contract Property, or (b) any Altiris product or technology, including without limitation, any source code or documentation therein.

         7.2 CONFIDENTIALITY OBLIGATIONS. The parties may disclose or exchange certain information, including Confidential Information, as necessary for purposes of this Agreement. "CONFIDENTIAL INFORMATION" means any information (a) disclosed in tangible form that is conspicuously marked as "confidential" or by other restrictive legend, or (b) disclosed verbally and identified as confidential at the time of disclosure. In either case, the receiving party shall exercise reasonable care to maintain the confidentiality of the disclosing


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                                                   ALTIRIS / PREVIO CONFIDENTIAL

party's Confidential Information; PROVIDED, that the receiving party may disclose Confidential Information to employees and consultants who have a need to know and who have been informed of the confidential nature of the information, and may otherwise disclose such information to the extent required by applicable laws, rules and/or regulations (including, without limitation, those relating to applicable securities laws). No obligation of confidentiality applies to any Confidential Information that (i) is or becomes publicly available through no breach of the receiving party, (ii) was rightfully in the possession of the receiving party prior to disclosure hereunder without obligation of confidentiality, (iii) was rightfully disclosed to the receiving party without obligation of confidentiality, or (iv) was independently developed by the receiving party without reference to or use of the disclosing party's Confidential Information.

         7.3 RESTRICTIONS. Except as necessary in the development of the Contract Property, Previo shall not use any Altiris Confidential Information. Previo shall not directly or indirectly disclose or transfer any Altiris Confidential Information to any other person, company or entity.

         7.4 RETURN OF DELIVERABLES. Any and all deliverables and other documents, code, items and materials provided by Altiris in connection with this Agreement and all copies thereof shall be returned or delivered by Previo to Altiris upon Altiris' request, and Previo shall retain no copy thereof.

         7.5 RIGHTS OF OTHER PERSONS. Previo shall not disclose to Altiris or use in the design or development of any Contract Property any code, work of authorship, technology or intellectual property which is proprietary to any other person, company or entity.

         7.6 INJUNCTIVE RELIEF. Previo agrees that a breach by Previo of this Agreement will cause irreparable injury to Altiris not adequately compensable in monetary damages alone or through other legal remedies. Therefore, in the event of a breach, Altiris shall be entitled to preliminary and permanent injunctive relief and other equitable relief in addition to damages and other legal remedies.

         7.7 EXCLUSIVITY. For the period beginning upon the Effective Date and ending one year after Previo ceases all services for Altiris under this Agreement, Previo (including its subsidiaries) shall not, directly or indirectly, without the prior written consent of Altiris, offer or provide to any affiliate or third party any design, development, consulting or other services, or engage in any activities, that are competitive with Altiris, its business or products. Previo acknowledges that its obligations under this
Section 7.7 are material to this Agreement.

8.       TERM AND TERMINATION

         8.1 TERM OF AGREEMENT. This Agreement shall become effective on the Effective Date and shall continue in effect for a period of one (1) year (the "INITIAL TERM"), unless earlier terminated as set forth in this Section 8. After the Initial Term, this Agreement will continue in effect until terminated by either Party as provided in this Section 8.


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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         8.2 TERMINATION WITHOUT CAUSE. Either Party may terminate this Agreement for any or no reason by giving at least 90 days' prior written notice to the other Party.

         8.3 TERMINATION FOR CAUSE. Either Party may terminate this Agreement by giving written notice of termination to the other Party if the other Party is in material breach of any of its obligations under this Agreement and such breach has not been cured within 90 days (30 days for breach of any payment obligations) after receipt of written notice of breach.

         8.4 TERMINATION UPON LIQUIDATION. Previo may terminate this Agreement upon fourteen (14) days' prior written notice to Altiris received on or after the date Previo obtains the approval of its stockholders authorizing Previo's dissolution and liquidation of assets.

         8.5 TERMINATION FEE. In the event (a) Altiris terminates this Agreement for any reason, or (b) Previo terminates this Agreement under Section 8.4 or under Section 8.3 based on Altiris' breach of its payment obligations, and such termination directly results in the termination of Previo's subsidiary's employees performing Services under this Agreement, Altiris agrees to pay, on or before the effective date of termination, a termination fee equal to the severance requirements (to the extent legally required) and the associated cost of employer payroll taxes for each terminated employee consistent with the applicable sections of the Estonian Employment Contracts Act, Chapter 5, Division 4, which reads in relevant part:

         ss. 87. Advance notice to employee of termination of employment contract, and justification of termination thereof: . . .

         (3) upon lay-off of employees: not less than two months in advance if the employee has been continuously employed by the employer for less than five years; not less than three months in advance if the employee has been continuously employed for five to ten years; not less than four months in advance if the employee has been continuously employed by the employer for more than ten years; and

         ss. 90. Payment of compensation to employee.

         (1) Employers are required to pay the following compensation to employees upon termination of their employment contracts:

         1) due to the liquidation of the enterprise, agency or other organisation (clause 86 1), declaration of bankruptcy of the employer (clause 86 2), lay-off of employees (clause 86 3)) or age (clause 86
         10):

         a) compensation in the amount of two months' average wages to employees who have been continuously employed by the employer for up to five years;


                                                    SERVICES AGREEMENT - PAGE 10
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                                                   ALTIRIS / PREVIO CONFIDENTIAL

         b) compensation in the amount of three months' average wages to employees who have been continuously employed by the employer for five to ten years; and

         c) compensation in the amount of four months' average wages to employees who have been continuously employed by the employer for more than ten years.

         8.6 OBLIGATIONS ON TERMINATION. Upon termination for any reason, Altiris shall pay to Previo (in addition to any payment made under Section 8.5) all Service Fees for Services performed in accordance with the terms and conditions of this Agreement up to the effective date of termination, and Previo shall promptly deliver to Altiris all completed Contract Property and work in progress under this Agreement. Except as otherwise expressly set forth in this Agreement, termination of this Agreement will not affect any pre-termination obligations of either Party under the Agreement, and any termination is without prejudice to the enforcement of any un-discharged obligations existing at the time of termination. Except as expressly set forth in Section 8.5 and this
Section 8.6, neither Party will by reason of the termination of the Agreement be liable for any compensation, reimbursement, or damages on account of the loss of prospective profits or on account of expenditures, investments, leases, or commitments in connection with the other Party's business or goodwill, or otherwise.

9.       GENERAL PROVISIONS

         9.1 COSTS AND EXPENSES. Except as expressly set forth in Section 5.2, each Party shall be responsible for the costs and expenses incurred by it and its employees and representatives.

         9.2 GOVERNING LAW AND FORUM. This Agreement shall be governed by the laws of the State of Utah without giving effect to conflict of law principles. The United Nations Convention on Contracts for the Sale of Goods shall not be applicable and is rejected by the parties. Any litigation between the Parties concerning this Agreement or its subject matter shall be conducted exclusively in state or federal court in the state of Utah and the Parties consent to such jurisdiction and venue.

         9.3 COMPLIANCE WITH LAW. Previo shall perform the Services in compliance, in all material respects, with all applicable laws, ordinances, legal requirements, rules, regulations and orders.

         9.4 ENTIRE AGREEMENT. This Agreement (including its Exhibits): (i) represents the entire agreement between the Parties concerning the subject matter of this Agreement, (ii) supersedes all prior agreements, understandings, term sheets and representations relating to the subject matter of this Agreement, and (iii) may only be amended by a writing signed by both Parties.


                                                    SERVICES AGREEMENT - PAGE 11

                                                   ALTIRIS / PREVIO CONFIDENTIAL

         9.5 NO ASSIGNMENT BY PREVIO. In the absence of Altiris' advance written consent, Previo shall not have the right or power to assign or transfer this Agreement or any rights under this Agreement or to delegate any duties or responsibilities under this Agreement to any third party, except that Previo may
(a) assign or transfer this Agreement or any rights under this Agreement to a liquidation trust established to liquidate the assets of Previo, and (b) delegate certain of its responsibilities hereunder to its Estonian subsidiary, so long as Previo remains fully responsible and liable for its obligations under this Agreement. Subject to the foregoing sentence, this Agreement shall not be deemed to have been assigned or transferred by operation of law (e.g., in a merger or consolidation) or otherwise without Altiris' prior written consent. Any such attempt to assign, transfer and/or delegate without Altiris' prior written consent shall be void and of no effect. Any assignee or transferee to whom this Agreement is assigned or transferred must agree, in a writing delivered to the non-assigning or non-transferring Party, to be bound by this Agreement in the same manner that the assigning or transferring Party is bound by this Agreement.

         9.6 NOTICES AND COMMUNICATIONS. All notices and consents permitted or required under this Agreement must be in writing and shall be delivered to the other Party at the address set forth at the beginning of this Agreement or such substitute address as the other Party may specify for itself by written notice. All communications between the Parties shall be in English.

         9.7 RELATIONSHIP. The Parties understand and agree that Previo will provide Services under this Agreement on a professional basis and as an independent contractor and that during the performance of such Services, Previo's employees will not be considered employees of Altiris within the meaning or the application of any federal, state or local laws or regulations including, without limitation, laws or regulations covering unemployment insurance, retirement benefits, employee or worker compensation, accident, health, medical or life insurance, labor or taxes of any kind. Previo's personnel who are to perform the Services to be provided by Previo hereunder shall be under the employment, and ultimate control, management and supervision of Previo. Neither Party is the partner, joint venturer, agent or representative of the other Party and neither Party has the authority to make any representations or warranties or incur any obligations or liabilities on behalf of the other Party. Neither Party shall make any representation to any third party inconsistent with this Section.

         9.8 CONSTRUCTION. This Agreement represents the language selected by the Parties to define their agreement and no rule of strict construction shall apply against any Party. Whenever the context reasonably permits, the singular shall include the plural, the plural shall include the singular, and the whole shall include any part thereof. This Agreement is written in the English language and such English language version shall govern and control over any translation of this Agreement into any other language.

         9.9 WAIVER. Any waiver of, or promise not to enforce, any right under this Agreement shall not be enforceable unless evidenced by a writing signed by the Party making said waiver or promise.


                                                    SERVICES AGREEMENT - PAGE 12

                                                   ALTIRIS / PREVIO CONFIDENTIAL

         9.10 EXECUTION AND AUTHORITY. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The persons signing below represent that they are duly authorized to execute this Agreement for and on behalf of the Party for whom they are signing.

         9.11 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR PREVIO'S LIABILITY UNDER SECTION 6.3 OR FOR BREACH OF SECTION 7.1, 7.2 OR 7.3, EACH PARTY'S TOTAL AGGREGATE LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID TO PREVIO UNDER THIS AGREEMENT OR THE SUM OF $2,000,000, WHICHEVER IS GREATER.


                            [SIGNATURE PAGE FOLLOWS]

                                                    SERVICES AGREEMENT - PAGE 13

                                                   ALTIRIS / PREVIO CONFIDENTIAL



THIS AGREEMENT IS HEREBY AGREED TO AND ACCEPTED BY:

         _____________________________ ("PREVIO")

                  By (Signature):   /s/ Tom Diletush
                                    ---------------------------------

                  Name (Print):     Tom Diletush
                                    ---------------------------------

                  Title:            CEO
                                    ---------------------------------


         ALTIRIS, INC. ("ALTIRIS")

                  By (Signature):   /s/ Jan Newman
                                    ---------------------------------

                  Name (Print):     Jan Newman
                                    ---------------------------------

                  Title:            VP Business Development
                                    ---------------------------------




                     [SIGNATURE PAGE TO SERVICES AGREEMENT]


                                                    SERVICES AGREEMENT - PAGE 14